Exhibit 99.1

News Release

ON Semiconductor Completes Acquisition of Quantenna Communications

Acquisition strengthens ON Semiconductor’s capabilities in advanced connectivity applications for Industrial,

Automotive, and Carrier markets

PHOENIX, Ariz. – June 19, 2019 – ON Semiconductor Corporation (Nasdaq: ON) (“ON Semiconductor”) announced today that the company has successfully completed its previously announced acquisition of Quantenna Communications, Inc. (Nasdaq: QTNA) (“Quantenna”) for $24.50 per share in an all cash transaction.

“The combination of Quantenna’s industry leading Wi-Fi technologies and ON Semiconductor’s leadership in power and analog semiconductors, coupled with the combined company’s broad sales and distribution reach, creates a formidable platform to address connectivity applications in industrial, automotive, and carrier markets,” said Keith Jackson, president and chief executive officer of ON Semiconductor. “I am pleased to welcome the employees of Quantenna to ON Semiconductor, and I look forward to the opportunities this acquisition will create for our customers, shareholders, and employees.”

Quantenna will be integrated into ON Semiconductor’s Analog Solutions Group, headed by Vince Hopkin.

About ON Semiconductor

ON Semiconductor (Nasdaq: ON) is driving energy efficient innovations, empowering customers to reduce global energy use. The Company is a leading supplier of semiconductor-based solutions, offering a comprehensive portfolio of energy efficient power management, analog, sensors, logic, timing, connectivity, discrete, SoC and custom devices. The Company’s products help engineers solve their unique design challenges in automotive, communications, computing, consumer, industrial, medical, aerospace and defense applications. ON Semiconductor operates a responsive, reliable, world-class supply chain and quality program, a robust compliance and ethics program and a network of manufacturing facilities, sales offices and design centers in key markets throughout North America, Europe and the Asia Pacific regions. For more information, visit www.onsemi.com.

ON Semiconductor and the ON Semiconductor logo are registered trademarks of Semiconductor Components Industries, LLC. All other brand and product names appearing in this document are registered trademarks or trademarks of their respective holders. Although the Company references its website in this news release, information on the website is not to be incorporated herein.

ON Semiconductor Completes Acquisition of Quantenna Communications

Cautions regarding Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements related to: the expectation that the combination of Quantenna and ON Semiconductor creates a formidable platform to address connectivity applications in industrial and automotive end-markets; and the anticipated opportunities the acquisition will create for ON Semiconductor’s customers, shareholders, and employees. These forward-looking statements are based on information available to us as of the date of this release and current expectations, forecasts and assumptions and involve a number of risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. Such risks and uncertainties include a variety of factors, some of which are beyond our control. In particular, such risks and uncertainties include, but are not limited to: the risk that there may be a material adverse change of ON Semiconductor or Quantenna, or our respective businesses may suffer as a result of uncertainty surrounding the transaction; the transaction may involve unexpected costs or liabilities; difficulties encountered in integrating Quantenna, including the potentially accretive and synergistic benefits; difficulties leveraging desired growth opportunities and markets; the possibility that expected benefits and cost savings may not materialize as expected; our revenue and operating performance; economic conditions and markets (including current financial conditions); risks related to our ability to meet our assumptions regarding outlook for revenue and gross margin as a percentage of revenue; effects of exchange rate fluctuations; the cyclical nature of the semiconductor industry; changes in demand for our products; changes in inventories at our customers and distributors; technological and product development risks; enforcement and protection of our intellectual property rights and related risks; risks related to the security of our information systems and secured network; availability of raw materials, electricity, gas, water and other supply chain uncertainties; our ability to effectively shift production to other facilities when required in order to maintain supply continuity for our customers; variable demand and the aggressive pricing environment for semiconductor products; our ability to successfully manufacture in increasing volumes on a cost-effective basis and with acceptable quality for our current products; risks associated with other acquisitions and dispositions, including our ability to realize the anticipated benefits of our acquisitions and dispositions; risks that acquisitions or dispositions may disrupt our current plans and operations, the risk of unexpected costs, charges or expenses resulting from acquisitions or dispositions and difficulties arising from integrating and consolidating acquired businesses, our timely filing of financial information with the SEC for acquired businesses and our ability to accurately predict the future financial performance of acquired businesses; competitor actions, including the adverse impact of competitor product announcements; pricing and gross profit pressures; loss of key customers or distributors; order cancellations or reduced bookings; changes in manufacturing yields; control of costs and expenses and realization of cost savings and synergies from restructurings; significant litigation; risks associated with decisions to expend cash reserves for various uses in accordance with our capital allocation policy such as debt prepayment, stock repurchases or acquisitions rather than to retain such cash for future needs; risks associated with our substantial leverage and restrictive covenants in our debt agreements that may be in place from time to time; risks associated with our worldwide operations, including changes in trade policies, foreign employment and labor matters associated with unions and collective bargaining arrangements, as well as man-made and/or natural disasters affecting our operations or financial results; the threat or occurrence of international armed conflict and terrorist activities both in the United States and internationally; risks of changes in U.S. or international tax rates or legislation, including the impact of the recent U.S. tax legislation; risks and costs associated with increased and new regulation of corporate governance and disclosure standards; risks related to new legal requirements; risks associated with the addition of Huawei Technologies Co., Ltd. and its non-U.S. affiliates and subsidiaries to the U.S. Department of Commerce, Bureau of Industry Security Entity List; and risks involving environmental or other governmental regulation. Information concerning additional factors that could cause results to differ materially from those projected in the forward-looking statements is contained in ON Semiconductor’s Annual Report on Form 10-K for the year ended December 31, 2018, filed with the SEC on February 20, 2019, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other of ON Semiconductor’s filings with the Securities and Exchange Commission. These forward-looking statements are as of the date hereof and should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, except as may be required by law. For additional information, visit ON Semiconductor’s corporate website, www.onsemi.com, or for official filings visit the SEC website, www.sec.gov.

Contacts

Kris Pugsley	Parag Agarwal
Corporate Media Communications	Vice President - Investor Relations & Corporate Development
ON Semiconductor	ON Semiconductor
(312) 909-0661	(602) 244-3437
kris.pugsley@onsemi.com	parag.agarwal@onsemi.com

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ON Semiconductor Completes Acquisition of Quantenna Communications